==============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 1996



                                 SOUTHDOWN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          LOUISIANA                     1-6117               72-0296500
(STATE OR OTHER JURISDICTION OF      (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)         IDENTIFICATION NO.)


           1200 SMITH STREET
               SUITE 2400
            HOUSTON, TEXAS                                         77002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-6200







==============================================================================

ITEM 5.           OTHER EVENTS

          On May 16, 1996, Southdown, Inc. (the Company) held its 1996 Annual Meeting of Shareholders. At the Annual Meeting, Messrs. Frank J. Ryan, Whitson Sadler and Ronald N. Tutor were elected as Class II directors to serve for a three-year term expiring at the Company's annual meeting of shareholders in 1999 and until their successors are duly elected and have qualified. The shareholders of the Company also ratified and approved the Board of Directors' amendment of the 1991 Nonqualified Stock Option Plan for Non-Employee Directors of the Company and ratified the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 1996.

          The votes of the shareholders of the Company with respect to the election of directors were as follows:

              NOMINEE                        FOR                    WITHHELD
              -------                        ---                    --------
           Frank J. Ryan                  17,077,532                 67,046
           Whitson Sadler                 17,077,685                 66,893
           Ronald A. Tutor                16,984,036                160,542

          The shareholder vote with respect to ratification and approval of the Board of Directors' amendment of the 1991 Nonqualified Stock Option Plan for Non-Employee Directors of the Company was 16,101,484 for ratification and approval and 938,394 against, with 104,700 abstentions.

          The shareholder vote with respect to ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 31, 1996 was 17,068,875 for ratification and 15,184 against, with 60,519 abstentions.

          On May 16, 1996, after the Annual Meeting of Shareholders, the Board of Directors of the Company also held its Annual Meeting of Directors. Mr. Frank
J. Ryan was reelected Chairman of the Board of Directors. Mr. Ryan will receive a fee of $12,500 per month for his services as Chairman of the Board. Members of the Board of Directors of the Company, other than the Chairman of the Board and those directors who are employees of the Company or its subsidiaries, will receive a fee of $2,000 per month for their services as directors. Members of committees of the Board of Directors, other than the Chairman of the Board and those members who are employees of the Company or its subsidiaries, will receive an additional fee of $500 per month for their services on each such committee.

          Mr. Patrick S. Bullard was elected to the position of Secretary in addition to being reelected as Vice President and General Counsel. Each of the other executive officers of the Company was reelected by the Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SOUTHDOWN, INC.
                                                 (Registrant)

Date:  May 21, 1996            By:              JAMES L. PERSKY
                                         ----------------------------
                                                James L. Persky
                            Executive Vice President-Finance and Administration
                                          (Principal Financial Officer)